UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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See the reverse side of this notice to obtain proxy materials and voting instructions. E63544-P17129 ALASKA AIR GROUP, INC. P.O. BOX 68947 SEATTLE, WA 98168 ALASKA AIR GROUP, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2019. Meeting Information Meeting Type: Annual Meeting For holders as of: March 15, 2019 Date: May 9, 2019 Time: 2:00 PM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/alk2019. The company will host the meeting live via the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/alk2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). g XXXX XXXX XXXX XXXX You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

E63545-P17129 How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2019 to facilitate timely delivery. PROXY STATEMENT AND FORM 10-K Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/alk2019. Have available the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX

Voting Items 1k. Eric K. Yeaman 1d. Phyllis J. Campbell 1e. Raymond L. Conner 1a. Patricia M. Bedient 1b. James A. Beer 1f. Dhiren R. Fonseca 1c. Marion C. Blakey 1g. Susan J. Li 1i. J. Kenneth Thompson 1h. Helvi K. Sandvik 1j. Bradley D. Tilden 2. Approve (on an advisory basis) the compensation of the Company's Named Executive Officers. 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year 2019. 4. Approve the Amendment of the Company's Employee Stock Purchase Plan. 5. Stockholder Proposal regarding the Company's disclosure of political spending. 6. Stockholder Proposal regarding changes to the Company's proxy access bylaw. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors to One-Year Terms Nominees: The Board of Directors recommends a vote FOR all the nominees listed, a vote FOR Proposals 2, 3 and 4, and a vote AGAINST Proposals 5 and 6. E63546-P17129

E63547-P17129